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                                                                    EXHIBIT 21.1

                 SUBSIDIARIES OF HOLLYWOOD CASINO CORPORATION

                                                                   STATE
   NAME                            ADDRESS                         ORGANIZED

Hollywood Casino - Aurora, Inc.    49 West Galena Boulevard        Illinois
                                   Aurora, Illinois 60506

HWCC-Aurora Management, Inc.       13455 Noel Road                 Illinois
                                   Suite 2200, LB48
                                   Dallas, TX 75240

HWCC - Tunica, Inc.                13455 Noel Road                 Texas
                                   Suite 2200, LB48
                                   Dallas, TX 75240

HWCC Development Corporation       13455 Noel Road                 Texas
                                   Suite 2200, LB48
                                   Dallas, TX 75240

HWCC - Louisiana, Inc.             13455 Noel Road                 Louisiana
                                   Suite 2200, LB48
                                   Dallas, TX 75240

HWCC - Argentina, Inc.             13455 Noel Road                 Texas
                                   Suite 2200, LB48
                                   Dallas, TX 75240

Hollywood Management, Inc.         13455 Noel Road                 Texas
                                   Suite 2200, LB48
                                   Dallas, TX 75240

HWCC - Golf Course Partners, Inc.  13455 Noel Road                 Delaware
                                   Suite 2200, LB48
                                   Dallas, TX 75240

HWCC - Holdings, Inc.              13455 Noel Road                 Texas
                                   Suite 2200, LB48
                                   Dallas, TX 75240

HWCC-Shreveport, Inc.              13455 Noel Road                 Louisiana
                                   Suite 2200, LB48
                                   Dallas, TX 75240

HWCC-Transportation, Inc.          13455 Noel Road                 Texas
                                   Suite 2200, LB48
                                   Dallas, TX 75240

Hollywood Casino Shreveport        13455 Noel Road                 Louisiana
                                   Suite 2200, LB48
                                   Dallas, TX 75240

Pratt Management, L.P.             13455 Noel Road                 Delaware
                                   Suite 2200, LB48
                                   Dallas, TX 75240